EXHIBIT 24

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of November, 2004.

/s/ Karen T. Beckwith
Karen T. Beckwith
Director

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of November, 2004.

/s/ Harry B. Conlon
Harry B. Conlon
Director

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of November, 2004.

/s/ Ruth M. Crowley
Ruth M. Crowley
Director

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 16th day of November, 2004.

/s/ Robert C. Gallagher
Robert C. Gallagher
Director

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of November, 2004.

/s/ Ronald R. Harder
Ronald R. Harder
Director

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of November, 2004.

/s/ William R. Hutchinson
William R. Hutchinson
Director

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 12th day of November, 2004.

/s/ Richard T. Lommen
Richard T. Lommen
Director

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of November, 2004.

/s/ John C. Meng
John C. Meng
Director

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 18th day of November, 2004.

/s/ J. Douglas Quick
J. Douglas Quick
Director

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of November, 2004.

/s/ Jack C. Rusch
Jack C. Rusch
Director

DIRECTOR'S POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Associated Banc-Corp, a Wisconsin corporation (the "Corporation"), hereby constitutes and appoints Paul S. Beideman or Brian R. Bodager his true and lawful attorney-in-fact and agent to sign on his or her behalf registration statements on Forms S-8 in connection with the issuance of shares of the Corporation's common stock pursuant to the Corporation's Amended and Restated Long-Term Incentive Stock Plan, the Corporation's 1999 Non-Qualified Stock Option Plan and the Corporation's 2003 Long-Term Incentive Plan.

Said attorney-in-fact and agent shall have full power to act for him or her and in his or her name, place and stead in any and all capacities, to sign such Form S-8 Registration Statements and any and all amendments thereto (including post-effective amendments), with power where appropriate to affix the corporate seal of the Corporation thereto and to attest such seal, and to file such Forms S-8 and each amendment (including post-effective amendments) so signed, with all exhibits thereto, and any and all documents in connection therewith, with the SEC, and to appear before the SEC in connection with any matter relating to such Forms S-8 and to any and all amendments thereto (including post-effective amendments).

The undersigned hereby grants such attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done as he or she might or could do in person, and hereby ratifies and confirms all that such attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 15th day of November, 2004.

/s/ John C. Seramur
John C. Seramur
Director